SIXTH AMENDMENT AND CONSENT AGREEMENT


     THIS SIXTH AMENDMENT AND CONSENT AGREEMENT (this "Sixth Amendment") is entered into as of November 9, 2006 by and among Harvey Electronics, Inc., a New York corporation ("Borrower"), and Webster Business Credit Corporation ("Lender").

                                  Introduction

     Borrower and Lender are parties to a Loan and Security Agreement dated as of November 21, 2003 (as amended through the date hereof and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender has agreed to make revolving credit loans and to provide certain other financial accommodations to Borrower.

     Borrower has requested certain amendments to the Loan Agreement. Borrower has also requested that the Lender consent under the Loan Agreement to the Trinity Investment (as defined below). Lender is willing to effect the amendments of the Loan Agreement requested by Borrower and consent to the Trinity Investment on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. Amendments to the Loan Agreement. Upon the date that this Sixth Amendment shall have been executed by each of the parties hereto and all conditions set forth in Section 3 and Section 4 of this Sixth Amendment have been satisfied, Borrower and Lender agree that the Loan Agreement shall be amended as follows:

     (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the defined terms "Borrowing Base Overadvance(s)", "Borrowing Base Overadvance Interest Rate", and "Borrowing Base Overadvance Termination Date".

     (b) Section 1.1 of the Loan Agreement is hereby amended by deleting the defined term "Trinity Investment" in its entirety and inserting the following in lieu thereof:

          "Trinity Investment" means the sale by the Borrower of at least $4,000,000 of the Borrower's Series B 8% Convertible Preferred Stock pursuant to the Securities Purchase Agreement dated April 17, 2006 among the Borrower and the purchasers a party thereto, as amended by the Amendment No. 1 to Securities Purchase Agreement dated September 8, 2006.

     (c) The definition of the term "Availability Reserves" in Section 1.1 of the Loan Agreement is hereby amended by deleting the last sentence of such term and inserting the following in lieu thereof:

          "Subject to changes from time to time in the Lender's Permitted Discretion or after a Default or Event of Default, as of (i) July 1, 2007, Availability Reserves shall include (but not be limited to) a reserve equal to 30% of the amount of customer deposits, and (i) October 31, 2007, Availability Reserves shall include (but not be limited to) a reserve equal to 60% of the amount of customer deposits."

     (d) Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

          "Fixed Charge Ratio" means, for any period, the ratio of (i) the sum of (A) EBITDA, minus (B) Unfinanced Capital Expenditures made during such period, to (ii) the sum of (A) all payments of interest required to be made on Indebtedness during such period, (B) current maturities of long-term Indebtedness, (C) all federal, state and local taxes actually paid in cash during such period, and (D) any distributions made or declared or any dividends paid by Borrower during such period, all as determined in accordance with GAAP.

          "Unfinanced Capital Expenditures" means capital expenditures which are paid for by a Person other than with the proceeds of Indebtedness.

     (e) Section 2.2 of the Loan  Agreement is hereby  amended by deleting  such
section  in  its  entirety,   and  inserting  in  lieu  thereof  the  following:
"Intentionally left blank."

     (f) Section 4.7 of the Loan Agreement is hereby amended by deleting the number "120" in subsection (c) thereof and inserting the number "180" in lieu thereof.

     (g) Section 7.11 of the Loan  Agreement is hereby  amended by deleting such
Section  7.11 in its entirety and  inserting in lieu thereof the  following  new
Section 7.11:

          "Distributions. Make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any of Borrower's Stock, of any class, whether now or hereafter outstanding, except that (a) so long as no Event of Default has occurred and is continuing and none shall be caused by the making of such distribution, dividend payments to the holders of the Borrower's 8.5% Cumulative Convertible Preferred Stock in an aggregate amount not to exceed $100,000 per calendar year; and
          (b) so long as (i) Borrower has delivered to Lender all financial statements, reports and certificates required to be delivered by
          Section 6.3, (ii) no Event of Default has occurred and is continuing and none shall be caused by the making of such distribution, (iii) the Borrower's Fixed Charge Coverage Ratio for the prior fiscal year and for the 12 month period ended as of the last day of the last month for which financial statements, reports and certificates pursuant to
          Section 6.3 are required to have been delivered, is not less than 1.00 to 1.00, and (iv) the Borrower has Excess Availability of at least $1,000,000 immediately prior to and after the distribution and maintains such Excess Availability for 30 consecutive days after the distribution, the Borrower may make dividend payments to the holders of the Borrower's 8.0% Cumulative Convertible Preferred Stock in an aggregate amount per calendar year not to exceed $350,000. Notwithstanding the forgoing, the Borrower may not pay any dividends pursuant to subsection (b) above until the Borrower has delivered to Lender all financial statements, reports and certificates required by
          Section 6.3 for the Borrower's fiscal year ending October 31, 2007."

     (h) Section 7.21 of the Loan  Agreement is hereby  amended by deleting such
Section  7.21 in its entirety and  inserting in lieu thereof the  following  new
Section 7.21:

          "7.21 Financial Covenants.

               (a) Capital Expenditures. Make capital expenditures during the Borrower's fiscal year ending October 31, 2007 in excess of $4,000,000 or make capital expenditures in any fiscal year thereafter in excess of $750,000.

               (b) Excess Availability/Cash. Borrower shall at all times be required to maintain (i) cash with banks in accounts that are subject to a Control Agreement (other than payroll or operating accounts excluded in Lender's Permitted Discretion) plus (ii) Excess Availability, in an aggregate amount greater than $1,000,000.

               (c) Business Plan and Projections. If Borrower fails to deliver an updated Business Plan satisfactory to Lender as required by Section 6.3(c), Borrower shall be required to maintain Excess Availability of at least $1,500,000 all times thereafter until Borrower delivers such an updated Business Plan approved by Lender."

     (i) Schedule 5.8(b) of the Loan Agreement is hereby amended by deleting such Schedule 5.8(b) in its entirety and substituting therefor Schedule 5.8(b) attached hereto.

     2. Lender's Rights. Lender expressly reserves the full extent of its rights under the Loan Agreement, the other Loan Documents and applicable law with respect to any Default or Event of Default existing on the date hereof, other than the Identified Event of Default (defined below).

     3. Conditions Precedent to Sixth Amendment. The satisfaction of each of the following, unless waived or deferred by Lender in its Permitted Discretion constitute conditions precedent to the effectiveness of this Sixth Amendment:

     (a) Lender shall have received this Sixth Amendment, duly executed by Borrower;

     (b) the representations and warranties in this Sixth Amendment, the Loan Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (c) after giving effect to this Sixth Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, and no Default or Event of Default shall result from the consummation of the transactions contemplated herein;

     (d) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any court or other governmental authority against Borrower or Lender; and

     (e) Lender shall have received payment in full of its out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred in connection with the Loan Agreement and this Sixth Amendment.

     4. Conditions Subsequent to Sixth Amendment. The satisfaction of each of the following, unless waived or deferred by Lender in its Permitted Discretion constitute conditions subsequent to the effectiveness of this Sixth Amendment:

     (a) By November 13, 2006, the Borrower shall have closed the Trinity Investment and received proceeds from such transaction of at least $4,000,000.

     5. Consent and Authorization. The Trinity Investment would be a violation of and would constitute an Event of Default under Sections 7.3(a) and 7.9 of the Loan Agreement. Subject to the terms and conditions set forth in this Sixth Amendment, the Lender hereby consents to the Trinity Investment (the "Consent"). The Borrower acknowledges and agrees that the foregoing provisions of this
Section 5 relate solely to the Consent specified and shall in no way be deemed or construed as a consent by the Lender to any other actions of the Borrower that would cause a Default or Event of Default under the Loan Agreement or any other Loan Document. The Lender expressly reserves the full extent of its rights under the Loan Agreement, the other Loan Documents and applicable law in respect of any other actions by the Borrower not specifically consented to herein.

     6. Waiver. Lender hereby waives the Event of Default arising under Section 7.21(a) of the Loan Agreement solely to the extent resulting from the Borrower having allowed EBITDA for the one month period ended October 31, 2006 to be less than $(60,000) (the "Identified Event of Default"). The foregoing provisions of this Section 6 relate solely to the Identified Event of Default and shall in no way be deemed or construed as a waiver by Lender of any other Default or Event of Default under the Loan Agreement or any other Loan Document, known or unknown, now existing or occurring subsequent to the date of this Sixth Amendment. Lender expressly reserves the full extent of its rights under the Loan Agreement, the other Loan Documents and applicable law with respect to any Default or Event of Default existing on the date hereof and not specified herein as an Identified Event of Default.

     7. Representations and Warranties. Borrower hereby represents and warrants to the Lender that:

     (a) the execution, delivery, and performance of this Sixth Amendment, the Loan Agreement and the other Loan Documents (i) are within Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any approval or consent of any Person under any contractual obligation of the Borrower and (iv) do not contravene (A) any law, rule, or regulation, or any order, judgment, decree, writ or injunction, or award of any arbitrator, court, or Governmental Authority, (B) the terms of its charter, bylaws or other operative or formative documents or (C) any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

     (b) this Sixth Amendment has been duly executed and delivered by Borrower;

     (c)  this  Sixth  Amendment  and the  Loan  Agreement  and the  other  Loan
Documents, each as previously amended and as amended hereby, constitute Borrower's legal, valid, and binding obligations, enforceable against Borrower in accordance with their respective terms;

     (d) Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and each of the other Loan Documents, each as previously amended and as amended hereby, on its part to be observed or performed on or prior to the date hereof; and

     (e) after giving effect to this Sixth Amendment, no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

     8. Reaffirmation. Borrower further reaffirms all of its obligations under the Loan Agreement and the other Loan Documents, each as previously amended and as amended hereby.

     9. Effect on Loan Agreement. Except as expressly provided herein, the execution, delivery, and performance of this Sixth Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Lender under the Loan Agreement or any other Loan Document. Except to the extent expressly amended hereby, the Loan Agreement and all other Loan Documents shall be unaffected hereby, shall continue in full force and effect, are hereby in all respects ratified and confirmed, and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Lender.

     10. No Novation; Entire Agreement. This Sixth Amendment evidences solely the amendment of certain terms and provisions of Borrower's obligations under the Loan Agreement expressly set forth herein and is not a novation or discharge thereof. There are no other understandings, express or implied, between Lender and Borrower regarding the subject matter hereof.

     11. Choice of Law. The validity of this Sixth Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to conflicts of laws principles.

     12. Definitions and Construction.

     (a) Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement, as amended hereby.

     (b) Upon and after the effectiveness of this Sixth Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

     13. Counterparts; Telefacsimile Execution. This Sixth Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Sixth Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Sixth Amendment. Any party delivering an executed counterpart of this Sixth Amendment by facsimile also shall deliver a manually executed counterpart of this Sixth Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Sixth Amendment.

                   [Signatures appear on the following page.]

     IN WITNESS WHEREOF, Borrower and Lender caused this Sixth Amendment to be executed as of the date first above written.

                                    BORROWER:

                                    HARVEY ELECTRONICS, INC.



                                    By:/s/Joseph J. Calabrese
                                       -----------------------------
                                       Name:Joseph J. Calabrese
                                       Title:Executive Vice President



                                   LENDER:

                                   WEBSTER BUSINESS CREDIT CORPORATION



                                   By:/s/Cynthia Tonnucci
                                      ------------------------------
                                      Name:Cynthia Tonnucci